JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from July 1, 2013 to December 31, 2013

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Small Cap Value Fund
Trade Date 7/24/2013
Issuer Agios Pharmaceuticals, Inc. (AGIO) IPO
Cusip 00847X10
Shares 5,800
Offering Price $18.00
Spread $1.26
Cost $104,400
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.46%
Syndicate Members J.P. Morgan/ Goldman, Sachs & Co./ Cowen and Company/ Leerink Swan
Fund JPMorgan Small Cap Value Fund
Trade Date 7/25/2013
Issuer WCI Communities, Inc. (WCIC) IPO
Cusip 92923C80
Shares 17,800
Offering Price $15.00
Spread $1.01
Cost $267,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.35%
Syndicate Members Citigroup/ Credit Suisse/ J.P. Morgan/ Zelman Partners LLC/ FBR/ Raymond James
Fund JPMorgan US Real Estate Fund
Trade Date 8/2/2013
Issuer Liberty Property Trust (LRY) Secondary
Cusip 531172104
Shares 167,900
Offering Price $36.00
Spread $1.44
Cost $6,044,400
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.10%
Syndicate Members Citi / Goldman, Sachs & Co. / BofA Merill Lynch / J.P. Morgan
Fund JPMorgan Small Cap Growth Fund
Trade Date 8/8/2013
Issuer Intrexon Corporation (XON) IPO
Cusip 46122T10
Shares 146,700
Offering Price $16.00
Spread $1.12
Cost $2,347,200
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.08%
Syndicate Members J.P. Morgan/ Barclays/ Griffin Securities/ Mizuho Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 8/14/2013
Issuer GenMark Dx (GNMK) Secondary
Cusip 37230910
Shares 207,700
Offering Price $9.84
Spread $0.59
Cost $2,043,768
Dealer Executing Trade Canaccord Genuity
% of Offering  purchased by firm 6.63%
Syndicate Members J.P. Morgan/ William Blair/ Canaccord Genuity/ Cowen and Company
Fund JPMorgan US Real Estate Fund
Trade Date 9/12/2013
Issuer Kilroy Realty Corporation (KRC) Secondary
Cusip 49427F10
Shares 39,300
Offering Price $50.00
Spread $2.00
Cost $1,965,000
Dealer Executing Trade Barclays Capital
% of Offering  purchased by firm 2.73%
Syndicate Members Barclays / BofA Merrill Lynch / J.P. Morgan / Wells Fargo Securities / RBC Capital Markets / BBVA / Comerica Securities / Mitsubishi UFJ Securities / PNC Capital Markets LLC
Fund JPMorgan Small Cap Growth Fund
Trade Date 9/19/2013
Issuer FireEye, Inc. (FEYE) IPO
Cusip 31816Q10
Shares 50,900
Offering Price $20.00
Spread $1.40
Cost $1,018,000
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 2.36%
Syndicate Members Morgan Stanley / Goldman, Sachs & Co. / J.P. Morgan / Barclays / BofA Merrill Lynch / UBS Investment Bank / Nomura
Fund JPMorgan Small Cap Value Fund
Trade Date 9/19/2013
Issuer FireEye, Inc. (FEYE) IPO
Cusip 31816Q10
Shares 22,500
Offering Price $20.00
Spread $1.40
Cost $450,000
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 2.36%
Syndicate Members Morgan Stanley / Goldman, Sachs & Co. / J.P. Morgan / Barclays / BofA Merrill Lynch / UBS Investment Bank / Nomura
Fund JPMorgan Small Cap Value Fund
Trade Date 9/25/2013
Issuer Foundation Medicine, Inc. (FMI) IPO
Cusip 35046510
Shares 13,900
Offering Price $18.00
Spread $1.26
Cost $250,200
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.21%
Syndicate Members Goldman, Sachs & Co. / J.P. Morgan / Leerink Swann / Sanford C. Bernstein
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 9/26/2013
Issuer Premier, Inc. (PINC) IPO
Cusip 74051N10
Shares 84,200
Offering Price $27.00
Spread $1.62
Cost $2,273,400
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.43%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Wells Fargo Securities / Citigroup / Piper Jaffray / Raymond James / William Blair
Fund JPMorgan Mid Cap Growth Fund
Trade Date 9/26/2013
Issuer Premier, Inc. (PINC) IPO
Cusip 74051N10
Shares 214,000
Offering Price $27.00
Spread $1.62
Cost $5,778,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.43%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Wells Fargo Securities / Citigroup / Piper Jaffray / Raymond James / William Blair
Fund JPMorgan Small Cap Value Fund
Trade Date 9/27/2013
Issuer RingCentral, Inc. (RNG) IPO
Cusip 76680R20
Shares 8,200
Offering Price $13.00
Spread $0.91
Cost $106,600
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 0.60%
Syndicate Members Goldman, Sachs & Co. / J.P. Morgan / BofA Merrill Lynch / Allen & Company LLC / Raymond James
Fund JPMorgan Small Cap Value Fund
Trade Date 9/27/2013
Issuer Violin Memory, Inc. (VMEM) IPO
Cusip 92763A10
Shares 61,600
Offering Price $9.00
Spread $0.63
Cost $554,400
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.48%
Syndicate Members J.P. Morgan / Deutsche Bank Securities / BofA Merrill Lynch / Barclays
Fund JPMorgan Small Cap Value Fund
Trade Date 10/1/2013
Issuer Burlington Stores, Inc. (BURL) IPO
Cusip 12201710
Shares 40,700
Offering Price $17.00
Spread $1.19
Cost $691,900
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.36%
Syndicate Members J.P. Morgan / Morgan Stanley / BofA Merrill Lynch / Goldman, Sachs & Co. / Wells Fargo Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 10/1/2013
Issuer Re/Max Holdings, Inc. (RMAX) IPO
Cusip 75524W10
Shares 83,500
Offering Price $22.00
Spread $1.49
Cost $1,837,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.80%
Syndicate Members Morgan Stanley / BofA Merrill Lynch / J.P. Morgan / William Blair / RBC Capital Markets / JMP Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 10/1/2013
Issuer Re/Max Holdings, Inc. (RMAX) IPO
Cusip 75524W10
Shares 67,700
Offering Price $22.00
Spread $1.49
Cost $1,489,400
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.80%
Syndicate Members Morgan Stanley / BofA Merrill Lynch / J.P. Morgan / William Blair / RBC Capital Markets / JMP Securities
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 10/10/2013
Issuer Antero Resources Corporation (AR) IPO
Cusip 03674X10
Shares 60,900
Offering Price $44.00
Spread $1.98
Cost $2,679,600
Dealer Executing Trade Barclays
% of Offering  purchased by firm 2.49%
Syndicate Members Barclays / Citigroup / J.P. Morgan
Fund JPMorgan Mid Cap Growth Fund
Trade Date 10/10/2013
Issuer Antero Resources Corporation (AR) IPO
Cusip 03674X10
Shares 198,600
Offering Price $44.00
Spread $1.98
Cost $8,738,400
Dealer Executing Trade Barclays
% of Offering  purchased by firm 2.49%
Syndicate Members Barclays / Citigroup / J.P. Morgan
Fund JPMorgan Mid Cap Growth Fund
Trade Date 10/23/2013
Issuer Guidewire Software, Inc. (GWRE) Secondary
Cusip 40171V10
Shares 205,700
Offering Price $48.75
Spread $1.80
Cost $10,027,875
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.37%
Syndicate Members J.P. Morgan / Deutsche Bank Securities / UBS Investment Bank / Stifel / Pacific Crest Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 10/23/2013
Issuer Guidewire Software, Inc. (GWRE) Secondary
Cusip 40171V10
Shares 23,800
Offering Price $48.75
Spread $1.80
Cost $1,160,250
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.37%
Syndicate Members J.P. Morgan / Deutsche Bank Securities / UBS Investment Bank / Stifel / Pacific Crest Securities
Fund JPMorgan US Real Estate Fund
Trade Date 10/30/2013
Issuer Brixmor Property Group Inc. (BRX) IPO
Cusip 11120U10
Shares 28,600
Offering Price $20.00
Spread $1.00
Cost $572,000
Dealer Executing Trade Wells Fargo Securities
% of Offering  purchased by firm 1.54%
Syndicate Members BofA Merrill Lynch / Citigroup / J.P. Morgan / Wells Fargo Securities / Barclays / Deutsche Bank Securities / RBC Capital Markets / UBS Investment Bank / Blackstone Capital Markets / Baird / Evercore / KeyBanc Capital Markets / Mitsubishi UFJ Securities / PNC Capital Markets LLC / Sandler O'Neill + Partners, L.P. / Stifel / SunTrust Robinson  Humphrey
Fund JPMorgan Small Cap Growth Fund
Trade Date 10/30/2013
Issuer Surgical Care Affiliates, Inc. (SCAI) IPO
Cusip 86881L10
Shares 160,000
Offering Price $24.00
Spread $1.50
Cost $3,840,000
Dealer Executing Trade Citigroup
% of Offering  purchased by firm 3.36%
Syndicate Members J.P. Morgan / Citigroup / BofA Merill Lynch / Barclays / Goldman, Sachs & Co. / Morgan Stanley / BMO Capital Markets / SunTrust Robinson Humphrey / TPG Capital BD, LLC
Fund JPMorgan Small Cap Growth Fund
Trade Date 11/1/2013
Issuer The Container Store Group, Inc. (TCS) IPO
Cusip 21075110
Shares 53,400
Offering Price $18.00
Spread $1.22
Cost $961,200
Dealer Executing Trade Barclays
% of Offering  purchased by firm 2.13%
Syndicate Members J.P. Morgan / Barclays / Credit Suisse / Morgan Stanley / BofA Merrill Lynch / Wells Fargo Securities / Jefferies / Guggenheim Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 11/1/2013
Issuer The Container Store Group, Inc. (TCS) IPO
Cusip 21075110
Shares 12,600
Offering Price $18.00
Spread $1.22
Cost $226,800
Dealer Executing Trade Barclays
% of Offering  purchased by firm 2.13%
Syndicate Members J.P. Morgan / Barclays / Credit Suisse / Morgan Stanley / BofA Merrill Lynch / Wells Fargo Securities / Jefferies / Guggenheim Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 11/7/2013
Issuer Tableau Software, Inc. (DATA) Secondary
Cusip 87336U10
Shares 44,842
Offering Price $65.00
Spread $2.28
Cost $2,914,730
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.40%
Syndicate Members Goldman, Sachs & Co. / Morgan Stanley / Credit Suisse / J.P. Morgan / RBC Capital Markets / UBS Investment Bank / JMP Securities / Pacific Crest Securities
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 11/7/2013
Issuer Twitter, Inc. (TWTR) IPO
Cusip 90184L10
Shares 10,300
Offering Price $26.00
Spread $0.85
Cost $267,800
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Goldman, Sachs & Co. / Morgan Stanley / J.P. Morgan
Fund JPMorgan Large Cap Growth Fund
Trade Date 11/7/2013
Issuer Twitter, Inc. (TWTR) IPO
Cusip 90184L10
Shares 355,300
Offering Price $26.00
Spread $0.85
Cost $9,237,800
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Goldman, Sachs & Co. / Morgan Stanley / J.P. Morgan
Fund JPMorgan Mid Cap Growth Fund
Trade Date 11/7/2013
Issuer Twitter, Inc. (TWTR) IPO
Cusip 90184L10
Shares 55,500
Offering Price $26.00
Spread $0.85
Cost $1,443,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Goldman, Sachs & Co. / Morgan Stanley / J.P. Morgan
Fund JPMorgan Multi-Cap Market Neutral Fund
Trade Date 11/7/2013
Issuer Twitter, Inc. (TWTR) IPO
Cusip 90184L10
Shares 6,100
Offering Price $26.00
Spread $0.85
Cost $158,600
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.88%
Syndicate Members Goldman, Sachs & Co. / Morgan Stanley / J.P. Morgan
Fund JPMorgan Small Cap Value Fund
Trade Date 11/13/2013
Issuer Chegg, Inc. (CHGG) IPO
Cusip 16309210
Shares 63,500
Offering Price $12.50
Spread $0.88
Cost $793,750
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.83%
Syndicate Members J.P. Morgan / BofA Merrill Lynch / Jefferies
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 11/13/2013
Issuer Extended Stay America, Inc and ESH Hospitality, Inc. (STAY) IPO
Cusip 30224P20
Shares 83,400
Offering Price $20.00
Spread $1.20
Cost $1,668,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 3.38%
Syndicate Members Deutsche Bank Securities / Goldman, Sachs & Co. / J.P. Morgan / Citigroup / BofA Merrill Lynch / Barclays / Morgan Stanley / Macquarie Capital / Blackstone Capital Markets / Baird / Houlihan Lokey / Stifel
Fund JPMorgan Mid Cap Growth Fund
Trade Date 11/13/2013
Issuer Extended Stay America, Inc and ESH Hospitality, Inc. (STAY) IPO
Cusip 30224P20
Shares 202,400
Offering Price $20.00
Spread $1.20
Cost $4,048,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 3.38%
Syndicate Members Deutsche Bank Securities / Goldman, Sachs & Co. / J.P. Morgan / Citigroup / BofA Merrill Lynch / Barclays / Morgan Stanley / Macquarie Capital / Blackstone Capital Markets / Baird / Houlihan Lokey / Stifel
Fund JPMorgan Small Cap Growth Fund
Trade Date 11/22/2013
Issuer Vince Holding Corp. (VNCE) IPO
Cusip 92719W10
Shares 97,200
Offering Price $20.00
Spread $1.40
Cost $1,944,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 2.99%
Syndicate Members Goldman, Sachs & Co. / Baird / BofA Merrill Lynch / Barclays / J.P. Morgan / Wells Fargo Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 11/22/2013
Issuer Vince Holding Corp. (VNCE) IPO
Cusip 92719W10
Shares 14,700
Offering Price $20.00
Spread $1.40
Cost $294,000
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 2.99%
Syndicate Members Goldman, Sachs & Co. / Baird / BofA Merrill Lynch / Barclays / J.P. Morgan / Wells Fargo Securities
Fund JPMorgan Mid Cap Growth Fund
Trade Date 12/4/2013
Issuer Norwegian Cruise Line Holdings Ltd. (NCLH) Secondary
Cusip G6672110
Shares 308,300
Offering Price $33.25
Spread $1.08
Cost $10,250,975
Dealer Executing Trade UBS Investment Bank
% of Offering  purchased by firm 3.53%
Syndicate Members UBS Investment Bank / Barclays / Citigroup / Deutsche Bank Securities / Goldman, Sachs & Co. / J.P. Morgan / Credit Agricole CIB / DNB Markets / HSBC / Nomura / SunTrust Robinson Humphrey